WILLIAMS LAW GROUP, P.A.
                               2503 W. Gardner Ct.
                                 Tampa FL 33611
                               Phone: 813-831-9348
                                Fax: 813-832-5284
                         e-mail: wmslaw@tampabay.rr.com

November 3, 2006

Ms. Rolaine Bancroft
United States Securities and Exchange Commission
Division of Corporation Finance
Washington, D.C. 20549-0408

      Re:   Smitten Press: Local Lore and Legends, Inc.
            PRE 14/A

Dear Ms. Bancroft:

We have filed on EDGAR an amended Proxy Statement on Schedule 14A.

As we explained, the estate of Mr. Smitten and his daughter, Kelley Smitten, individually and as executrix, own over 71% of the voting stock of the company. Under U.S. law, we would have filed a Schedule 14C. However, because the company is a Canadian company and because Ontario Canada law requires a formal meeting, we filed a Schedule 14A.

With respect to our conversation, please be advised as follows:

      1. We have separated the three proposals and set forth the reasons for Proposal 3 concerning change of address.
      2. We have inserted on the Proxy itself in bold language as to how the shares will be voted if no vote is marked, as provided under Ontario Canada law.
      3. There are no plans to adjourn the meeting to solicit proxies, as Ms. Smitten beneficially owns more than 2/3 of the voting stock, assuring passage of the Proposals.

We would like to mail as close to Wednesday, November 8 as possible, of course after all comments are cleared and a DEF 14A with dates filled in has been filed. We will await filing such DEF 14A until we hear from you. As I will be in New York in meetings Monday, I will call you to discuss this Monday afternoon.

Thank you for your consideration.


                                        Sincerely,

                                        /s/ MICHAEL T. WILLIAMS, ESQ
                                        Michael T. Williams, Esq.